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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 8, 2002


                       MICHIGAN COMMUNITY BANCORP LIMITED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-25079                                        38-3390193
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                43850 SCHOENHERR
                           STERLING HEIGHTS, MI 48313
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (586) 532-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 8, 2002, the Registrant was notified by Plante & Moran, LLP of its decision to resign as the Registrant's independent public accountants. Plante & Moran has not included, in either of the past two years, an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles, with respect to financial statements of the Registrant. During the two most recent fiscal years of the Registrant ended December 31, 2001, and the subsequent interim periods through October 8, 2002, there were no disagreements between the Company and Plante & Moran LLP on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to Plante & Moran's satisfaction would have caused Plante & Moran to make reference to the subject matter of the disagreement in connection with its reports. A letter from Plante & Moran LLP addressed to the Securities and Exchange Commission is attached to this report as Exhibit 16.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         Exhibit No.                        Description of Exhibits

         16.1 Letter from Plante & Moran LLP regarding change in certifying accountant issued October 8, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICHIGAN COMMUNITY BANCORP LIMITED




October 9, 2002                         By: /s/ J. William Sumner
                                            ------------------------------------
                                            J. William Sumner
                                            Chairman and Chief Executive Officer

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                                 Exhibit Index
                                 -------------

         Exhibit No.                        Description of Exhibits

         16.1 Letter from Plante & Moran LLP regarding change in certifying accountant issued October 8, 2002.